UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111. N. Canal, Suite 850

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on May 12, 2016. At the annual meeting, shareholders voted in favor of the re-election of three incumbent directors, Ann-Marie Campbell, Dan Ginsberg and Harvey Kanter, to our Board of Directors; voted in favor of the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; and approved our Amended and Restated Potbelly Corporation 2013 Long-Term Incentive Plan. The final voting results were as follows:

(1)	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ann-Marie Campbell	14,286,055	1,193,089	6,548,639
Dan Ginsberg	14,091,937	1,387,207	6,548,639
Harvey Kanter	14,273,177	1,205,967	6,548,639

(2)	Ratification of the appointment of Deloitte & Touche LLP as independent auditors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,473,450	453,073	101,260	—

(3)	Approval of Amended and Restated Potbelly Corporation 2013 Long-Term Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,682,798	2,691,021	105,325	6,548,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2016	Potbelly Corporation

	By:	/s/ Michael Coyne
	Name:	Michael Coyne
	Title:	Chief Financial Officer